                                                                    EXHIBIT 10.3

                              TRAMMELL CROW COMPANY
                                COMMERCIAL LEASE

          PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, AN IOWA CORPORATION
                                                                        LANDLORD
                                       AND

                 CRAGAR INDUSTRIES, INC., A DELAWARE CORPORATION
                                                                          TENANT
                             SUMMARY OF LEASE TERMS*

Date                          __________________________________________________

                              __________________________________________________
Lease Number
Project                       43rd Avenue Building
Square Footage                167,171
Address                       4636 N. 43rd Avenue
                              Phoenix, AZ  85031
Term                          124 mos.
Base Rental Schedule          Months  1 -  4                    $0.00*
                              Months  5 - 40           $20,895/mo/NNN
                              Months 41 - 88           $24,240/mo/NNN
                              Months 89 - 124          $27,585/mo/NNN
                              *Tenant pays operating expenses during this term
Current Rental Tax Rate       6.3%
Current Estimated
  Operating Expenses
Other Items                   Purchase option - See Addendum "A".
                              Improvements - See Exhibit "C".

__________________________
     *Note - This summary is provided for the Tenant's convenience only. It is not to be construed as a part of the above referenced Lease Agreement. In the event that there is a conflict between this summary of lease terms and the Lease Agreement, the language in the Lease Agreement shall prevail.

-----------------                                             -----------------
Landlord Initials                                             Tenant Initials

                            STANDARD LEASE AGREEMENT

                              TRAMMELL CROW COMPANY

                                                          LEASE NUMBER

                                                          DATE

                                 LEASE AGREEMENT

THIS LEASE AGREEMENT, made and entered into by and between PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation hereinafter referred to as "Landlord", and CRAGAR INDUSTRIES, INC., a Delaware corporation hereinafter referred to as "Tenant";

                                   WITNESSETH:

         1. PREMISES AND TERM. In consideration of the mutual obligations of Landlord and Tenant set forth herein, Landlord leases to Tenant, and Tenant hereby takes from Landlord the Premises situated within the County of Maricopa, State of Arizona, more particularly described on Exhibit "A" attached hereto and incorporated herein by reference, (the "Premises"), together with all rights, privileges, easements, appurtenances, and amenities belonging to or in any way pertaining to the Premises, to have and to hold, subject to the terms, covenants and conditions in this Lease. The term of this Lease shall commence on the commencement date hereinafter set forth and shall end on the last day of the month that is one hundred, twenty-four (124) months after the commencement date.

         A. EXISTING BUILDING. If no improvements are to be constructed to the Premises, the commencement date shall be February 1, 1993. Tenant acknowledges that (i) it has inspected and accepts the Premises, (ii) the buildings and improvements comprising the same are suitable for the purpose for which the Premises are leased, (iii) the Premises are in good and satisfactory condition, and (iv) no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises have been made by Landlord (unless otherwise expressly set forth in this Lease)

         B.       This paragraph intentionally deleted.

         2.       BASE RENT, SECURITY DEPOSIT AND OPERATING EXPENSE
PAYMENTS.

         A. Tenant agrees to pay to Landlord rent for the Premises, in advance, without demand, deduction or set off, at the rate of SEE ADDENDUM "A"


-----------------                                             -----------------
Landlord Initials                                              Tenant Initials

Dollars ($     ) per month during the term hereof. One such monthly installment, plus the other monthly charges set forth in Paragraph 2C below shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date, except that all payments due hereunder for any fractional calendar month shall be prorated.

         B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Twenty Thousand, Eight Hundred Ninety-five and 00/100 Dollars ($20,895.00), which shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's obligations under the Lease, it being expressly understood and agreed that this deposit in not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon each occurrence of an event of default, Landlord may use all or part of the deposit to pay past due rent or other payments due Landlord under this Lease, and the cost of any other damage, injury, expense or liability caused by such event of default without prejudice to any other remedy provided herein or provided by law. On demand, Tenant shall pay Landlord the amount that will restore the security deposit to its original amount. The security deposit shall be deemed the property of Landlord, but any remaining balance of such deposit shall be returned by Landlord to Tenant when Tenant's obligations under this Lease have been fulfilled. Should Tenant exercise its right under Paragraph 28 of Addendum One attached hereto, Landlord shall apply the balance of such deposit towards the purchase price.

         C. Tenant agrees to pay the operating expenses, which shall include (i) taxes (hereinafter defined) payable by Landlord pursuant to Paragraph 3A below,
(ii) the cost of utilities that are metered payable pursuant to Paragraph 9 below, (iii) the cost of maintaining insurance payable by Tenant pursuant to Paragraph 10A below, (iv) the cost of any security that may be provided to the Premises as set forth in Paragraph 24 below, and (v) an administrative fee equal to ten percent (10%) of the sum of items (i) through (iv) above. During each month of the term of this Lease, on the same day that rent is due hereunder, Tenant shall pay Landlord an amount equal to 1/12 of the estimated annual cost of its proportionate share of such items. The initial monthly payments are based upon the estimated amounts for the year in question, and may be increased or decreased quarterly to reflect the projected actual cost of all such items. If the Tenant's total payments are less than Tenant's actual proportionate share of all such items, Tenant shall pay the difference to Landlord within ten (10) days after demand. If the total payments of Tenant are more than Tenant's actual proportionate share of all such items, Landlord shall retain such excess and credit it against Tenant's next annual payments.

Notwithstanding the foregoing as described in paragraph 2.C., Landlord hereby grants Tenant the right to, at Tenant's option, pay directly for costs identified in 2.C.(i) through 2.C.(v) so that these costs are not paid by Landlord and then reimbursed by Tenant to Landlord but rather paid by Tenant directly to the respective vendor. So long as this is applicable Tenant shall not be obligated to pay a fee to Landlord an described in 2.C.(vi). Should Tenant be in monetary or other default under this Lease for a period longer than thirty days after notice by Landlord of such default, Landlord may,


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials
but shall not be obligated to, rescind this right granted to Tenant and thereby take over the responsibilities identified in paragraph 2.C. at such time Tenant agrees to reimburse Landlord for its proportionate share an described therein.

         3.       TAXES

         A. Tenant agrees to pay all taxes, assessments and governmental charges of any kind and nature (collectively referred to herein as "Taxes") that accrue against the Premises, and/or the land and/or improvements of which the Premises are a part. The Landlord or Tenant shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Tenant agrees to pay the cost of such consultant.

         B. Tenant shall be liable and pay for all taxes levied or assessed against any personal property or fixtures placed in the Premises.

         C. If at any time during the term of this Lease, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly or indirectly upon the rents received therefrom and/or a franchise tax, any excise, transaction, sales or privilege tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents from the Premises and/or the land and improvements of which the Premises are a part, then all such taxes, assessments, levies or charges, at the part, thereof so measured or based, shall be payable to Landlord, monthly or upon demand, at the option of the Landlord, as additional rent.

         D. Notwithstanding the foregoing as described in paragraph 3.A. Landlord hereby grants Tenant the right to, at Tenant's option, employ directly with a property tax consulting firm. Should Tenant be in monetary or other default under this Lease for a period longer than thirty days after notice by Landlord of such default, Landlord may, but shall not be obligated to, rescind this right granted to Tenant.

         E. Tenant hereby agrees to pay into an escrow account held in the joint names of Landlord and Tenant one-twelfth of the estimated annual property taxes as determined by a mutually agreed upon property tax consultant which taxes shall be paid to the taxing authority no later than fifteen days prior to the date such taxes would be delinquent. Tenant shall provide Landlord evidence of such payment by official receipt from the taxing authority.

         4. LANDLORD'S REPAIRS.

         A. Landlord, at its own cost and expense shall maintain the structural soundness of the roof, foundation and exterior walls of the building of which the Premises are a part in good repair, reasonable wear and tear excluded and is responsible for structural compliance. The term "walls" as used herein shall not include windows, glass or plate glass, doors or overhead doors, special store


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials
fronts, dock bumpers, dock plates or levelers, or office entries. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord responsibility for governmental laws as they pertain to ADA regulations shall be limited to compliance on the exterior of the building, up to, but not including doors and entryways.

         B. If not performed by Tenant to Landlord's reasonable satisfaction after thirty day (30) cure period has expired, Landlord reserves the right to perform the paving, common area and landscape replacement and maintenance, exterior painting, common sewage line plumbing and any other items that are otherwise Tenant's obligations under Paragraph 5A, all of which are sometimes referred to herein as common area charges, in which event, Tenant shall be liable for its proportionate share of the cost and expense of such repair, replacement, maintenance and other such items.

         C. Tenant agrees to pay the cost of (i) maintenance and/or landscaping of any property that is a part of the building and/or project of which the Premises are a part, (ii) maintenance and/or landscaping of any property that in maintained or landscaped by any property owner or community owner association that is named in the restrictive covenants or deed restrictions to which the Premises are subject, and (iii) operating and maintaining any property, facilities or services provided for the use of Tenant of any project or building of which the Premises are a part.

         5. TENANT'S REPAIRS.

         A. Tenant, at its own cost and expense, shall (i) maintain all parts of the Premises, landscape and grounds surrounding the Premises (except those for which Landlord is expressly responsible hereunder) in good condition, (ii) promptly make all necessary repairs and replacements, (iii) keep the parking areas, driveways and alleys surrounding the Premises in a clean and sanitary condition, and (iv) maintain any spur track servicing the Premises. Tenant agrees to sign a joint maintenance agreement with the railroad company servicing the Premises if requested by the railroad company. Landlord shall have the right to coordinate all repairs and maintenance of any rail tracks serving or intended to serve the Premises and, if Tenant uses such rail tracks, Tenant shall reimburse Landlord from time to time, upon demand, for its proportionate share of the costs of such repairs and maintenance and any other sums specified in any agreement respecting such tracks to which Landlord is a party. It shall be at Tenant's sole discretion that the rail spur is activated to the building.

         B. Tenant, at its own cost and expense, shall enter into and deliver to Landlord a regularly scheduled preventive maintenance service contract with a maintenance contractor approved by Landlord for servicing all hot water, heating and air conditioning systems and equipment within the premises. The service contract must include all services required by the Landlord and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. In the

-----------------                                             -----------------
Landlord Initials                                             Tenant Initials
event Tenant does not deliver said contract to Landlord within thirty (30) days of the commencement date, the Landlord has the right to contract for said service without notice to Tenant, and Tenant shall upon demand reimburse Landlord for the full cost thereof. If not performed by Tenant to Landlord's reasonable satisfaction after thirty (30) day cure period has expired, Landlord reserves the right upon sixty (60) days written notice to Tenant to enter into a regularly scheduled preventive maintenance service contract covering the service, repair and/or replacement of any or all such items for the entire building(s) of which the Premises are a part, in which event Tenant shall be liable for its proportionate share of the cost and expense of said preventive maintenance service contract in accordance with Paragraph 4 above.

         6. ALTERATIONS. Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of Landlord which shall not be unreasonably withheld. Tenant, at its own cost and expense, may erect such shelves, bins, machinery and trade fixtures an it desires provided that (a) such items do not alter the basic character of the Premises or the building and/or improvements of which the Premises are a part; (b) such items do not overload or damage the same; (c) such items may be removed without injury to the Premises; and (d) the construction, erection or installation thereof complies with all applicable governmental laws, ordinances, regulations and with Landlord's specifications and requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease. All shelves, bins, machinery and trade fixtures installed by Tenant shall be removed on or before the earlier to occur of the date of termination of this Lease or vacating the Premises, at which time Tenant shall restore the Premises to their original condition. All alterations, installations, removals and restoration shall be performed in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities of the buildings and other improvements situated on the Premises or of which the Premises are a part.

         7. SIGNS. Any signage Tenant desires for the Premises shall be subject to all applicable city ordinances, sign codes, and criteria. Tenant shall repair, paint, and/or replace the building facia surface to which its signs are attached upon vacation of the Premises, or the removal or alteration of its signage. Tenant shall not, (i) make any changes to the exterior of the Premises,
(ii) install any exterior lights, decorations, balloons, flags, pennants, banners or painting, or (iii) erect or install any signs, windows or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises, without Landlord's prior written consent. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall conform in all respects to the criteria established by Landlord.

         8. PARKING. Tenant shall be entitled to park anywhere that is permittable by law on the Premises. Vehicle storage shall be allowed in any parking area with Landlord's prior written consent which shall not be unreasonably withheld.



-----------------                                             -----------------
Landlord Initials                                             Tenant Initials

         9. UTILITIES. Landlord agrees to provide normal water and electricity service to the Premises. Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges, refuse and trash collection, and other utilities and services used on or at the Premises, together with any taxes, penalties, surcharges or the like pertaining to the Tenant's use of the Premises, and any maintenance charges for utilities. Landlord shall have the right to cause any of said services to be separately metered or charged to Tenant, at Tenant's expense. Landlord shall not be liable for any interruption or failure of utility service on the Premises.

         10. INSURANCE.

         A. Tenant shall maintain insurance covering the buildings situated on the Premises or of which the Premises are a part for the full replacement cost hereof, except for a commercially reasonable deductible, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief. Tenant shall provide Landlord with proof of insurance and the amount, and Tenant's insurance carrier shall promptly provide Landlord written notice of any such policy lapse or termination and should such occur, Landlord shall have the right to contract for the required insurance and charge such cost to Tenant accordingly.

         B. Tenant, at its own expense, shall maintain during the term of this Lease a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of Five Hundred Thousand Dollars ($500,000.00) for property damage and One Million Dollars ($1,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Tenant, at its own expense, also shall maintain during the term of this Lease, fire and extended coverage insurance covering the replacement cost of (i) all alterations, additions, partitions and improvements installed or placed on the Premises by Tenant or by Landlord on behalf of Tenant and (ii) all of Tenant's personal property contained within the Premises. Said policies shall (i) name Landlord as an additional insured and insure Landlord's contingent liability under this Lease (except for the worker's compensation policy, which instead shall include waiver of subrogation endorsement in favor of Landlord), (ii) be issued by an insurance company which in acceptable to Landlord, (iii) provide that said insurance shall not be canceled unless thirty (30) days prior written notice shall have been given to Landlord, and (iv) provide primary coverage to Landlord, when any policy issued to Landlord provides duplicate or in similar coverage, Landlord's policy will be excess over Tenant's policies. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the term of the Lease and upon each renewal of said insurance.

         C. Tenant will not permit the Premises to be used for any purpose or in any manner that would (i) void the insurance thereon, (ii) increase the insurance risk, or (iii) cause the disallowance of any sprinkler credits, including without limitation, use of the Premises for the receipt, storage or handling of any product, material or merchandise that is explosive or highly inflammable. If any increase in the cost of any insurance on the Premises or the building of which the Premises are a part


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials
is caused by Tenant's use of the Premises, or because Tenant vacates the Premises, then Tenant shall pay the amount of such increase to Landlord.

         D. Landlord hereby agrees to provide Tenant with access to Landlord's building insurance programs, if possible.

         11. FIRE AND CASUALTY DAMAGE

         A. If the premises or the building of which the Premises are a part should be damaged or destroyed by fire or other peril, Tenant immediately shall give written notice to Landlord. If the buildings situated upon the Premises or of which the Premises are a part should be totally destroyed by any peril covered by the insurance to be provided by Tenant under Paragraph 10A above, or if they should be so damaged thereby that, in Landlord's estimation, rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage, provided Tenant has paid to Landlord the deductible or applicable portion of the deductible, as the case may be, under the Landlord's insurance policy.

         B. If the buildings situated upon the Premises or of which the Premises are a part, should be damaged by any peril covered by the insurance to be provided by Tenant under Paragraph 10A above, and in Landlord's estimation, rebuilding or repairs can be substantially completed within one hundred eighty
(180) days after the date of such damage, this lease shall not terminate, and Landlord shall restore the Premises to substantially its previous condition, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other Improvements that may have been constructed, erected or installed in, or about the Premises or for the benefit of, or by or for Tenant. Tenant shall pay to Landlord the amount of the deductible under Tenant's insurance policy within thirty (30) days after receipt of Landlord's invoice therefor. If the damage covered by the insurance also involves portions of the building or buildings other than the Premises, Tenant shall pay only a portion of the deductible, based on the ratio of the cost of repairing the damage in the Premises to the total cost of repairing all damage in the building or buildings. If such repairs and rebuilding have not been substantially completed within one hundred eighty (180) days after the date of such damage, Tenant, as Tenant's exclusive remedy, may, upon payment to the Landlord of the deductible or applicable portion of the deductible, as the case may be, under Landlord's insurance policy, terminate this Lease by delivering written notice of termination to Landlord in which event the rights and obligations hereunder shall cease and terminate.

         C. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials
is made known by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

         D. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, improvements to the building of which the Premises are a part, or personal property (building contents) within the building and/or Premises, for any reason regardless of cause or origin. Each party to this Lease agrees immediately after execution of this Lease to give each insurance company, which has issued to it policies of fire and extended coverage insurance, written notice of the terms of the mutual waivers contained in this subparagraph, and if necessary, to have the insurance policies properly endorsed.

         12. LIABILITY AND INDEMNIFICATION. Except for any claims, rights of recovery and causes of action that Tenant has released, Landlord shall hold Tenant harmless and defend Tenant against any and all claims or liability for any injury or damage to any person in, on or about the Premises or any part thereof and/or the building of which the Premises are a part, when such injury or damage shall be caused by the act, neglect, negligence, fault of, or omission of any duty with respect to the same by Landlord, its agents, servants and employees. Except for any claims, rights of recovery and causes of action that Landlord has released, Tenant shall hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage (i) to any person or property whatsoever occurring in, on or about the Premises or any part thereof and/or of the building of which the Premises are a part, including without limitation elevators, stairways, passageways or hallways, the use of which Tenant may have in accordance with this Lease, when such injury or damage shall be caused by the act, neglect, negligence, fault of, or omission of any duty with respect to the same by Tenant, its agents, servants, employees, or invitees (ii) arising from the conduct of management of any work done by the Tenant in or about the Premises, (iii) arising from transactions of the Tenant,
(iv) Tenant's breach of any covenant contained in this Lease, including, but not limited to, Tenant's failure to comply with any of the matters set forth relating to hazardous wastes or regulated substances as defined and described on Exhibit "D", attached hereto and incorporated herein by reference, and (v) all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. The provisions of this Paragraph 12 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

         13. USE. The Premises shall be used only for the purpose of manufacturing, receiving, storing, shipping and selling products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto. Should Tenant's use of the Premises change primarily to retail, Tenant shall be responsible for any incremental ADA compliance required cost associated with such use. Outside storage, including without limitation, storage of trucks and other vehicles, is prohibited without Landlord's prior written consent. Tenant shall comply with all


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials
governmental laws, ordinances and regulations applicable to the use of the Premises, and promptly shall comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibration to emanate from the Premises, nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Landlord or any other tenants of the building in which the Premises are a part. Landlord's consent to trailer and truck storage shall not be unreasonably withheld.

         14. INSPECTION. Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours, to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease. During the period that is six (6) months prior to the end of the Lease term, upon telephonic notice to Tenant, Landlord and Landlord's representatives may enter the Premises during business hours for the purpose of showing the Premises. In addition, Landlord shall have the right to erect a suitable sign on the Premises stating the Premises are available. Tenant shall notify Landlord in writing at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises prior to vacating. If Tenant fails to give such notice or to arrange for such inspection, then Landlord's inspection of the Premises shall be deemed correct for the purpose of determining tenant's responsibility for repairs and restoration of the Premises.

         15. ASSIGNMENT AND SUBLETTING.

         A. Tenant shall not have the right to assign, sublet, transfer or encumber this Lease, or any interest therein, without the prior written consent of Landlord. Any attempted assignment, subletting, transfer or encumbrance by Tenant in violation of the terms and covenants of this Paragraph shall be void. Notwithstanding the foregoing, Tenant shall have the right to assign this Lease to any affiliate provided that such assignment is in form satisfactory to Landlord. Any assignee, sublessee or transferee of Tenant's interest in this Lease (all such assignees, sublessees and transferees being hereinafter referred to as "Transferees"), by assuming Tenant's obligations hereunder, shall assume liability to Landlord for all amounts paid to persons other than Landlord by such Transferees in contravention of this Paragraph. No assignment, subletting or other transfer, whether consented to by Landlord or not permitted hereunder shall relieve Tenant of its liability hereunder. If an event of default occurs while the Premises or any part thereof are assigned or sublet, then Landlord, in addition to any other remedies herein provided, or provided by law, may collect directly from such Transferee all rents payable to the Tenant and apply such rent against any sums due Landlord hereunder. No such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

         B. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et. seq., (the "Bankruptcy Code"), any and all monies or


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials
other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

         C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

         16. CONDEMNATION. If more than eighty percent (80%) of the Premises are taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking prevents or materially interferes with the use of the Premises for the purpose for which they were leased to Tenant, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective on the date of such taking. If less than eighty percent (80%) of the Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall not terminate, but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances. All compensation awarded in connection with or as a result of any of the foregoing proceedings shall be the property of Landlord and Tenant hereby assigns any interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or goodwill or for the taking of Tenant's fixtures and improvements, if a separate award for such items is made to Tenant.

         17. HOLDING OVER. At the termination of this Lease by its expiration or otherwise, Tenant immediately shall deliver possession to Landlord with all cleaning, repairs and maintenance required herein to be performed by Tenant completed. If, for any reason, Tenant retains possession of the Premises after the expiration or termination of the Lease, unless the parties hereto otherwise agree in writing, such possession shall be subject to termination by either Landlord or Tenant at any time upon not less than ten (10) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during such period, except that Tenant shall pay Landlord from time to time, upon demand, as rental for the period of such possession, an amount equal to ____ times the rent in effect on the termination date, computed on a daily basis for each day of such period. No holding over by Tenant, whether with or without consent of Landlord shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Paragraph 17 shall not be construed as consent for Tenant to retain possession of the Premises in the absence of written consent thereto by Landlord.



-----------------                                             -----------------
Landlord Initials                                             Tenant Initials

         18. QUIET ENJOYMENT. Landlord covenants that on or before the commencement date it will have good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. If this Lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior Leases. Landlord represents that it has the authority to enter into this Lease and that so long as Tenant pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

         19. EVENTS OF DEFAULT. The following events (herein individually referred to as "event of default") each shall be deemed to be events of nonperformance by Tenant under this Lease.

         A. Tenant shall fail to pay any installment of the rent herein reserved when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of ten (10) days from when due.

         B. The Tenant or any guarantor of the Tenant's obligations hereunder shall (i) become insolvent; (ii) admit in writing its inability to pay its debts; (iii) make a general assignment for the benefit of creditors; (iv) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property; or (v) take any action to authorize or in contemplation of any of the actions set forth above in this Paragraph.

         C. Any case, proceeding or other action against the Tenant or any guarantor of the Tenant's obligations hereunder shall be commenced seeking (i) to have an order for relief entered against it as debtor or to adjudicate it bankrupt or insolvent; (ii) reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors; (iii) appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of an order for relief against it which it is not fully stayed within seven (7) business days after the entry thereof or
(b) shall remain undismissed for a period of forty-five (45) days.




-----------------                                             -----------------
Landlord Initials                                             Tenant Initials

         D. This paragraph intentionally deleted.

         E. Tenant shall fail to discharge any lien placed upon the Premises in violation of Paragraph 22 hereof within twenty (20) days after any such lien or encumbrance is filed against the Premises.

         F. Tenant shall fail to comply with any term, provision or covenant of this Lease (other than those listed in this Paragraph 19), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

         20. REMEDIES.

         A. Upon each occurrence of an event of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand: (1) Terminate this Lease, and/or (2) Enter upon and take possession of the Premises without terminating this Lease; and/or (3) Alter all locks and other security devices at the Premises with or without terminating this Lease, and pursue, at Landlord's option, one or more remedies pursuant to this Lease, Tenant hereby specifically waiving any state or federal law to the contrary; and in any such event Tenant immediately shall surrender the Premises to Landlord, and if Tenant fails so to do, Landlord, without waiving any other remedy it may have, may enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution or any claim of damages therefor.

         B. If Landlord terminates this Lease, at Landlord's option, Tenant shall be liable for and shall pay to Landlord, the sum of all rental and other payments owed to Landlord hereunder accrued to the date of such termination, plus, an liquidated damages, an amount equal to (1) the present value of the total rental and other payments owed hereunder for the remaining portion of the Lease term, calculated as if such term expired on the date set forth in Paragraph 1, less (2) the then present fair market rental value of the Premises for such period, which because of the difficulty of ascertaining such value, Landlord and Tenant stipulate and agree, shall in no event be deemed to exceed seventy-five percent (75%) of the rental amount set forth in Paragraph 2 above.

         C. If Landlord repossesses the Premises without terminating the Lease, Tenant, at Landlord's option, shall be liable for and shall pay Landlord on demand all rental and other payments owed to Landlord hereunder, accrued to the date of such repossession, plus all amounts required to be paid by Tenant to Landlord until the date of expiration of the term as stated in Paragraph 1, diminished by all amounts received by Landlord through reletting the Premises during such remaining term (but only to the extent of the rent herein reserved). Actions to collect amounts due by Tenant to Landlord under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Lease term.



-----------------                                             -----------------
Landlord Initials                                             Tenant Initials

         D. Upon an event of default, in addition to any sum provided to be paid herein, Tenant also shall be liable for and shall pay to Landlord (i) brokers' fees incurred by Landlord in connection with reletting the whole or any part of the Premises; (ii) the costs of removing and storing Tenant's or other occupant's property; (iii) the costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new Tenant or Tenants, and (iv) all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies. If either party hereto institute any action or proceeding to enforce any provision hereof by reason of any alleged breach of any provision of this Lease, the prevailing party shall be entitled to receive from the losing party all reasonable attorney's fees and all court costs in connection with such proceeding.

         E. In the event Tenant fails to make any payment due hereunder when payment is due, to help defray the additional cost to Landlord for processing such late payments, Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such amount within ten (10) days after written demand therefor shall be an additional event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

         F. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Landlord, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. Tenant and Landlord further agree that forbearance by Landlord to enforce its rights pursuant to the Lease at law or in equity, shall not be a waiver of Landlord's right to enforce one or more of its rights in connection with any subsequent default.

         G. In the event of termination and/or repossession of the Premises for an event of default, Landlord shall use reasonable efforts to relet the Premises and to collect rental after reletting; provided, that, Tenant shall not be entitled to credit or reimbursement of any proceeds in excess of the rental owed hereunder. Landlord may relet the whole or any portion of the Premises for any period, to any Tenant and for any use and purpose.

         H. If Landlord fails to perform any of its obligations hereunder within thirty (30) days after written notice from Tenant specifying such failure, Tenant's exclusive remedy shall be an action for damages. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession of the Premises and not thereafter. The term "Landlord" shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials
obligations shall be binding during the Lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder. In the event of any breach or default by Landlord in any term or provision of this Lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the Premises or of the building of which the Premises are a part; however, in no event, shall any deficiency judgment or any money judgment of any kind be sought or obtained against any Landlord.

         I. If Landlord repossesses the Premises pursuant to the authority herein granted, the Landlord shall have the right to (i) keep in place and use or (ii) remove and store all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by any Landlord thereof or third party having a lien thereon. Landlord also shall have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") who presents to Landlord a copy of any instrument represented by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity or legality of said instrument. The rights of Landlord herein stated shall be in addition to any and all other rights that Landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landlord a commercially reasonable.

         J. This paragraph intentionally deleted.

         K. This is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant.

         21. MORTGAGES. Tenant accepts this Lease subject and subordinate to any mortgages and/or deeds of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon or the building of which the Premises are a part, provided, however, that if the mortgagee, trustee, or holder of any mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgage, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Tenant, at any time hereafter on demand, shall execute any instruments, releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage. Further, Tenant, at anytime hereafter on demand, shall deliver to Landlord a certified copy of its most recent financial statement.

         22. MECHANIC'S LIENS. Tenant has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interest of Landlord or Tenant in the Premises or to charge the rentals payable hereunder for any


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials
claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease. Tenant agrees to give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises.

         23. MISCELLANEOUS.

         A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

         B. This paragraph intentionally deleted.

         C. The terms, provisions and covenants and conditions contained in this Lease shall run with the land and shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successors and assigns, except as otherwise herein expressly provided. Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations in the building and property that are the subject of this Lease including Purchase Option and First Right of Refusal. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

         D. Landlord shall not be held responsible for delays in the performance of its obligations hereunder when caused by strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the control of the Landlord.

         E. Tenant agrees, from time to time, within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, a Certificate of Occupancy and an estoppel certificate stating that this Lease is in full force and effect the date to which rent has been paid, the unexpired term of this Lease and such other factual matters pertaining to this Lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials

         F. This Lease constitutes the entire understanding and agreement of the Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no force or effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

         G. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to operating expenses as set forth in Paragraph 2C and all obligations concerning the condition and repair of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises, including without limitation, all heating and air conditioning systems and equipment therein, in good condition and repair, reasonable wear and tear excluded. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for operating expenses for the year in which the Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied as the case may be. Any security deposit held by Landlord shall be credited against the amount due from Tenant under this Paragraph 23G.

         H. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

         I. All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

         J. Commission Agreement.

            (1) The real estate commission due and payable in this lease transaction shall be paid by Landlord at a rate stipulated in "Exhibit K" in the management agreement between Principal


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials

Mutual Life Insurance Company or their assigns (Landlord and Owner) and Phoenix Retail Overhead Limited Partnership (Manager). The rate so stated is an follows:

             Base Lease:      6% of total rental for years 1 - 5
                              3% of total rental for years 6 - 10
                              1.5% of total rental for balance of the term

                  (2) It is further understood that the "Owner/Landlord" (Principal Mutual Life Insurance Company) is represented by Phoenix Retail Overhead Limited Partnership and the Tenant (Cragar Industries, Inc.) is represented by Industrial Brokerage, Inc.

                  (3) The commission fees referenced herein above in paragraph 1 shall be divided equally (50% - 50%) between the respective brokerage firms and shall be paid directly to each firm as follows:

                           (a) 50% of the total fee shall be paid upon signing
and delivery of a fully executed Lease;

                           (b) the remaining 50% shall be paid after Landlord's
inspection of the improvements to the premises to be completed by Tenant. Landlord agrees that it will not unreasonably delay said Tenant Improvement inspections and unreasonably withhold payment of the balance of the commission.

                  (4) Both Tenant and Landlord and any/all brokers/agents for Tenant and Landlord agree that there will be no commissions paid in the event of the sale of the property from Landlord to Tenant. All parties further agree that the leasing commissions paid in connection with this Lease are suffice and just compensation for the Lease and/or the sales transaction.

         K. If and when included within the term "Landlord", an used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord. If and when included within the term "Tenant", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant" respectively shall be bound by notices given in accordance with the provision of Paragraph 25 hereof to the same effect as if each had received such notice.

         L. Tenant shall, at all times during the term of this Lease and any extension thereof, comply with all reasonable rules and regulations ("Building Rules and Regulations") at any time or


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials
from time to time established by Landlord covering use of the Premises and common areas. The existing Building Rules and Regulations currently in force and effect are attached hereto as Exhibit "B" and made a part hereof. In the event of any conflict between said Building Rules and Regulations and the Lease, the terms and provision of the Lease shall control.

         M. This paragraph intentionally deleted.

         24. SECURITY SERVICE. Tenant agrees to pay the proportionate share of the cost of any security services and/or of monitoring, repair and maintenance of any burglar alarm systems, water flow detection systems and other protective security equipment that is on or may be installed on the Premises and/or the building of which the Premises are a part, including the cost of any license or permit or user charge required for any such security systems. Landlord, in its sole discretion, may enter into agreements with third parties for any such security systems. Landlord, in its sole discretion, may enter into agreements with third parties for any such security systems and/or services. Landlord shall not be liable to Tenant for any damages, costs or expenses suffered or incurred by Tenant in connection with any such security systems or services.

         25. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivering of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

         (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address for Landlord set forth below or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord. In addition to base rental due hereunder, all sums of money and all payments due Landlord hereunder shall be deemed to be additional rental owed to Landlord. (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address set forth below, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith. (c) All notices referenced herein shall be in writing. (d) Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

         26. LANDLORD'S LIEN. In addition to any statutory lien for rent in Landlord's favor, Landlord shall be entitled to all applicable lien rights under Arizona law. Upon a default hereunder


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials
by Tenant in addition to all other rights and remedies, Landlord shall have all rights and remedies under the Uniform Commercial Code. The record owner of this property is Principal Mutual Life Insurance Company.

EXECUTED BY LANDLORD, this 10 day of February, 1993.


ADDRESS:                                             LANDLORD:


C/O Trammell Crow Company                  PRINCIPAL MUTUAL LIFE INSURANCE
Two North Central Avenue, #400             COMPANY, an Iowa corporation
Phoenix, AZ 85004

BY:                                        BY: Randall C. Mundt
   ----------------------------                ---------------------------

                                               Randall C. Mundt
-------------------------------                ---------------------------
Print Name                                     Print Name

                                               Its  Director
                                                    Commercial Real Estate
                                               ____________________________


                                           BY: Kurt D. Schaeffer
                                               ----------------------------

                                               Kurt D. Schaeffer
                                               ----------------------------
                                               Print Name

                                               Its  Assistant Director
                                                      & Secretary
                                                    Real Estate Equity
                                                    Asset Management
                                                    ________________________


EXECUTED BY TENANT, this 6th day of February, 1993.


ADDRESS:                                       TENANT:


4636 N. 43rd Avenue                        CRAGAR INDUSTRIES, INC., a Delaware
Phoenix, AZ  85031                         corporation


                                           BY: James A. Haggerty, Pres.
                                               ____________________________


                                               James A. Haggerty
                                               ____________________________
                                               Print Name

                                              Its President
                                                  ________________________

        "We are an Equal Opportunity Employer of Minorities and Females."


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials

                                  [BLANK PAGE]


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials

                         ADDENDUM ONE TO LEASE AGREEMENT
                             LEASE AGREEMENT NUMBER:
                                      DATE:

THIS ADDENDUM TO LEASE AGREEMENT has been attached to that certain Lease Agreement (the "Lease") of even date herewith, by and between PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation as "Landlord" and CRAGAR INDUSTRIES, INC. as "Tenant" and shall constitute an integral part thereof. In the event of a conflict between the terms and provisions of the Lease and this Addendum, this Addendum shall be deemed controlling.

         Paragraph 27. A new Paragraph 27 is hereby added to the Lease Agreement as follows:

         "Base Rent Schedule.

         Notwithstanding the base rental terms set forth in Paragraph 2A of this Lease Agreement, Tenant shall pay base rent for the initial term of the Lease according to the following schedule:

         Months           Base Monthly Rental
         ------           -------------------
         1 - 4            $0.00*
         5 - 40           $20,895.00/mo/NNN
         41- 88           $24,240.00/mo/NNN
         89 - 124         $27,585.00/mo/NNN
                          *Tenant pays operating expenses during this term

         In any event, the Tenant shall still be responsible for its proportionate share of operating expenses as defined in Paragraph 2C for each month this Lease is in effect, which shall be paid to Landlord monthly as rent.

         In the event of any default by Tenant of this Lease Agreement, the sum of Eighty-three Thousand, Five Hundred Eighty and 00/100 Dollars ($83,580,00) shall become immediately due and payable to Landlord as rent. This provision shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner."

         Paragraph 28. A new Paragraph 28 is hereby added to the Lease Agreement as follows:

         "Purchase option.

         The Tenant shall have the option to purchase the property in an "as is" condition for a full asking price in cash, as set forth below. The option shall be exercisable during the first 10 calendar months of 1993. The Tenant must notify the Landlord in writing on or before October 31, 1993 of


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials
its intent to exercise its option. Upon notification of Tenant exercising the Purchase Option, Tenant shall deposit a sum of Fifty Thousand and 00/100 Dollars ($50,000.00) with an escrow agent (to be determined by Landlord) and shall have thirty (30) days to sign a Purchase and Sale contract, and complete their "Due Diligence". After that thirty (30) day "Due Diligence" period, the Fifty Thousand and 00/100 Dollars ($50,000.00) shall be non-refundable and Tenant shall have thirty (30) days to close the sale. The price shall be as stated below according to the month the sale closes:

                  February 93 to July 1993           - $2,250,000
                  August 1993                        - $2,500,000
                  September 1993                     - $2,550,000
                  October 1993                       - $2,600,000
                  November 1993                      - $2,650,000
                  December 1993                      - $2,700,000

If the proposed sale is not closed by December 31, 1993, the Purchase Option shall have expired and will no longer be in effect."

         Paragraph 29. A new Paragraph 29 is hereby added to the Lease Agreement as follows:

         "First-Right of Refusal.

         So long as Tenant is not in any default under the Lease, Tenant shall have the First Right of Refusal to purchase said property under the same price and conditions an set forth in the Purchase and Sale contract with the prospective buyer. Landlord will notify the Tenant of the intent to sell, and the Tenant will have five (5) business days to respond in writing to exercise this option. If Tenant fails to accept the terms and conditions of the pending sale within the five (5) day period, then this Option shall terminate and will no longer be in effect."

         Paragraph 30. A new Paragraph 30 is hereby added to the Lease Agreement as follows:

         "Landlord's Delivery.

         Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties."




-----------------                                             -----------------
Landlord Initials                                             Tenant Initials

         IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Lease Agreement this 10 day of February, 1993.

LANDLORD:                                  TENANT:

PRINCIPAL MUTUAL LIFE INSURANCE          CRAGAR INDUSTRIES, INC., a Delaware
COMPANY, an Iowa corporation             corporation


BY:  Randall C. Mundt                       James A. Haggerty, Pres
     --------------------------            ------------------------------

     Randall C. Mundt                       James A. Haggerty
     --------------------------            ------------------------------
     Print Name                            Print Name

     Its Director                          Its President
         Commercial Real Estate            ---------------------------
         -----------------------

BY:  Kurt D. Schaeffer
     --------------------------

     Kurt D. Schaeffer
     --------------------------
     Print Name

     Its Assistant Director &
         Secretary
         Real Estate Equity
         Asset Mngt.
         -----------------------



-----------------                                              -----------------
Landlord Initials                                              Tenant Initials

                            RIDER TO LEASE AGREEMENT
                        LEASE AGREEMENT NUMBER: ________
                            DATE: __________________

         THIS RIDER TO LEASE AGREEMENT has been attached to that certain Lease Agreement (the "Lease") of even date herewith, by and between PRINCIPAL MUTUAL LIFE INSURANCE, an Iowa corporation as "Landlord" and CRAGAR INDUSTRIES, INC., a Delaware corporation, as "Tenant" and shall constitute as integral part thereof. In the event of a conflict between the terms and provisions of the Lease and this Rider, this Rider shall be deemed controlling.

2.B. The balance of the security deposit shall be applied by landlord against the purchase price of the Premises should Tenant exercise its right to purchase the Premises under either paragraph 28 or 29 of Addendum One.

3.A. Landlord shall provide to Tenant copies of all real estate bills or other invoices that may be payable by Tenant under this Lease in an expeditious manner after receipt by Landlord.

21. Any subordination of this Lease shall be on condition that the mortgagee agrees to recognize this Lease and not disturb Tenant's occupancy of the Premises so long as Tenant duly performs its obligations hereunder.

EXECUTED BY LANDLORD, this 10 day of February, 1993

LANDLORD:

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa Corporation


BY:  Randall C. Mundt                   By: Kurt D. Schaeffer
     --------------------------             ----------------------------

     Randall C. Mundt                       Kurt D. Schaeffer
     __________________________             ______________________________
     Print Name                             Print Name

     Its  Director                      Its  Assistant Director & Secretary
          Commercial Real Estate             Real Estate Equity Asset Management


EXECUTED BY TENANT, this 6 day of February, 1993.

TENANT:
CRAGAR INDUSTRIES, INC., a Delaware
corporation

BY:  James A. Haggerty, Pres.
     __________________________

     James A. Haggerty
     __________________________
              Print Name

     Its President
         _______________________

                                    EXHIBIT A

                  Remodeled                           Trammell Crow Co.
                   Plan #1                   167,171 S.F. Manufacturing Facility
                  7-dec-90                        4636 North 43rd Avenue
                                                      Phoenix, Arizona


FEATURES
-----------------------                             --------------------------
167,171 S.F. (Gross)                                South bay Office 1720 S.F.
Steel Structure                                     Fencing Secured dock areas
CMU Masonry Perimeter                               Skylights
Divisible to 74,500 S.F.                            Landscaped Exterior
60' x 62' Column Spacing                            North bay, with 3 br.
Dock High, Rail Served                                Separation wall,
Clear height Rake 16' to 26'                          Evaps.
Fire Sprinklered                                      Exhaust air system
SFS#1-1200 Amps, 277/480                              115 Parking Spaces
SFS#2-600 Amps 277/480
2 Story Office/Showroom
     16,259 S.F. (Gross)                              [graphic depiction of
        Useable S.F.                                       Second Floor
  1st Floor - 8249 S.F.                                    Office Area]
  2nd Floor - 7673 S.F.


[graphic depiction of floor plan]

                                    EXHIBIT B

                         BUILDING RULES AND REGULATIONS


         1. See paragraph 7 of page 4 of Lease. Landlord shall have the right to remove any sign which is not in compliance with any city codes and ordinances at the expense of the Tenant. All approved signs shall be installed at expense of Tenant. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside of Premises.

         2. The sidewalks, paved area, exits and entrances, shall not be obstructed by any of the Tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The paved areas, exits, entrances, and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control thereof and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation, and interests of the Building or its Tenants; provided, however, that nothing herein contained shall be construed to prevent access by persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. Tenant, employees, invitees, contractors and subcontractors of Tenant shall go upon the roof of the Building only for purposes of maintenance of equipment and in case of emergency. In addition, the Tenant will cause to be removed all debris, pallets or any outside storage immediately in front or to the rear of the premises. If Landlord has to remove the above then Tenant will be charged a minimum of $300.00 for the removal of the material.

         3. This paragraph intentionally deleted.

         4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from a violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

         5. Tenant shall not overload the floor of the Premises, and shall not in any way deface the Premises or any part thereof.

         6. Tenant shall not use, keep, or permit to be used any food or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive. No animals or birds shall be brought in or kept in or about the Premises or the Building. No Tenant shall disturb neighboring Buildings or Premises, or those having business with such occupants, by


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials
the use of any musical instruments, radio, phonograph, unusual noise, or in any other way. No Tenant shall throw anything out of doors or down the passageways.

         7. Tenant shall not use or keep in the Premises, or the Building, any kerosene, gasoline or inflammable or combustible fluid or material or use any method of heating or air conditioning other than that supplied by Landlord.

         8. No boring or cutting for or stringing of wires will be allowed without the consent of Landlord. Approval will not be unreasonably withheld.

         9. All keys to the Building, offices, rooms and toilet rooms shall be obtained from Landlord's office. Tenant, upon termination of the tenancy, shall deliver to the Landlord the keys to the Building, offices, rooms and toilet rooms which shall have been furnished and shall pay the Landlord the cost of replacing any lost key or of changing the lock or locks opened by such lost key if Landlord deems it necessary to make such change.

         10. No Tenant shall affix to the floor of the Premises any linoleum, tile, carpet or other similar floor coverings except as approved by the Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Tenant.
Approval will not be unreasonably withheld.

         11. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

         12. This paragraph intentionally deleted.

         13. Tenant agrees that it shall comply with all fire regulations that may be issued from time to time by City of Phoenix Fire Marshall, and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to fire regulations.

         14. Landlord reserves the right by written notice to Tenant, to rescind, alter or waive any rule or regulation at any time prescribed for the Building.





-----------------                                             -----------------
Landlord Initials                                             Tenant Initials

                                   EXHIBIT "C"

Tenant Improvements:

1. The leased Premises to be delivered in an "as is" condition.

2. Landlord, at its expense, shall deliver all mechanical, HVAC, evaporative coolers, and plumbing in a fully operational condition (including but not limited to landscape sprinkler system, building fire sprinkler system, man doors, rail doors, dock doors, outside lighting, mechanical dock levelers, exhaust vents over dock doors, any broken glass, and repair damaged extruded curbing).

3. Landlord, at its expense, shall repair the roof, which repair shall commence within fourteen (14) days.

4. Landlord does hereby grant the right to Tenant to make all necessary repairs and improvements to the Leased Premises for Tenant's operation provided said improvements are done so in a good and workmanlike manner, according to all applicable building codes, and at Tenant's sole expense.

5. Landlord and Tenant agree to split the cost of painting the exterior of the building, fifty percent (50%) - fifty percent (50%) each. Should Tenant purchase the building, Tenant shall reimburse Landlord for its share of such painting cost.


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials

                                    EXHIBIT D


         HAZARDOUS SUBSTANCE. The term "Hazardous Substances," as used in this lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Tenant hereby agrees that (i) no activity will be conducted on the premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Tenant's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Landlord; Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (ii) the premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all environmental Laws and approved in advance in writing by Landlord; Tenant shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the premises will be used as a landfill or a dump; (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute, a public or private nuisance; (vi) Tenant will not permit any Hazardous Substances to be brought onto the premises, except for the Permitted Materials described below, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal and all required clean up procedures shall be diligently undertaken pursuant to all environmental laws. Landlord or Landlord's representative shall have the right but not the obligation to enter the premises for the purpose of inspecting the storage, use, and disposal of Permitted Materials to insure compliance with all environmental laws. Should it be determined in Landlord's sole opinion, that said Permitted Materials are being improperly stored, used, or disposed of, then Tenant shall immediately take such corrective action as requested by Landlord. Should Tenant fail to take such corrective action within 24 hours, Landlord shall have the right to perform such work and Tenant shall promptly reimburse Landlord for any and all costs associated with said work. If at any time during or after the term of the Lease, the premises is found to be so contaminated or subject to said conditions, Tenant shall diligently institute proper and thorough clean up procedures at Tenant's sole cost, and Tenant agrees to indemnify and hold Landlord harmless from all claims, actions, liabilities, costs, expenses, damages, and obligations of any nature arising from or as a result of the use of the premises by Tenant. The foregoing indemnification and the responsibilities of Tenant shall survive the termination or expiration of this Lease.
Attached hereto as Exhibit D-1 is a schedule of materials that Tenant intends to use at the Property and Landlord agrees to such use.


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials

                                   EXHIBIT D-1

CRAGAR INDUSTRIES, INC.-CHEMICALS USED IN MANUFACTURING
4636 N. 43rd Ave., Phoenix AZ
This report excludes chemicals used in the plating operation.

Dated:  Feb. 2, 1993

Suppliers Name                  Chemical Brand Name       Chemical Contents
--------------                  -------------------       -----------------
Power wash line Chemicals
-------------------------

Chemco Products
                                   KOTE 60                 Phosphoric Acid
                                   Cleaner 48              Sodium Hydroxide
                                   Cleaner 804
                                   Foam Pluss
--------------------------------------------------------------------------------------------
Boiler Treatment Chemicals/Cooling
Towers
-------------------------

__-Way Water Conditioning Inc.     Fromula 500C            Aqueous Alkaline
                                   Fromula 700T            Aqueous Acidic

Paint, Sealers & Resins
-------------------------

Basin Formulators Company          RFC-2066 Part A         Bisphend A/Epichlorohydrin Resin
                                                           N-butyl Glycidyl Ether
                                                           Silca, amorphous
                                   RFC-2066 Part B         Triethylenetetramine
                                                           (1,2 Ethanedlamine, N,N-bis(2-
                                                           aminoethyl)
                                                           Polyamide Resin
                                                           Silica, amorphous
--------------------------------------------------------------------------------------------
__.B. Fuller Company               Super Clear             Nuisance dust
                                                           Caprolactam (105-80-20
                                   Polyester Urethane      Nuisance dust
                                                           Caprolactam (105-80-20
--------------------------------------------------------------------------------------------
Industro Systems, Inc.             Solucut                 Highly refined Petroleum Oil
                                                           (64741-97-5)
                                                           Highly refined Petroleum
                                                           (64741-96-4)


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials

                                   EXHIBIT "E"

                            CERTIFICATE AND INDEMNITY
                         REGARDING HAZARDOUS SUBSTANCES

         In connection with and as partial consideration for the acceptance by CRAGAR INDUSTRIES, INC., a Delaware corporation ("Tenant") of a lease (the "Lease") of the real property known as 4636 North 43rd Avenue, Phoenix, Arizona 85031 (the "Property") from PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation ("Landlord"), Landlord hereby certifies to Tenant and agrees as follows:

         1. Except only as disclosed in the Phase I Environmental Site Assessment with Soil Sampling, dated August 16, 1990, prepared by GPI Environmental, Inc. (Project No. 9082) as supplemented by the analytical results contained in the report from GPI Environmental, Inc. (Project No. 9097), dated September 10, 1990 (the "Environmental Report") it has no knowledge of (a) the presence of any "Hazardous Substances" (as defined below) on the property (b) any spills, releases, discharges or disposal of Hazardous Substances that have occurred or are presently occurring on or onto the Property, or (c) any spills or disposal of Hazardous Substances that have occurred or are presently occurring off the Property as a result of any construction on or operating and use of the Property.

         2. It represents that, as of the date of this Certificate, it has no knowledge of any failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Substances on the Property.

         3. [deleted]

         4. If environmental action is pursued by any governmental agency, and it has been proven that the cause of the action is a result of action prior to ___/___/___ (execution date of lease), then Landlord agrees to bear the cost and responsibility of monitoring and taking any appropriate action to insure that the environmental problems are remedied to the satisfaction of the governmental agency. In addition, Landlord will be responsible for insuring that the cost of said clean-up will be born by the contaminating party/parties. Tenant is responsible for notifying Landlord immediately of any action commencing or pending on the property.

         5. Landlord's obligations under this Certificate are unconditional and shall not be limited by any nonrecourse or other limitations or liability provided for in the Lease. The representations, warranties and covenants of Landlord set forth in this Certificate shall continue in effect and, to the extent permitted by law.

         6. As used in this Certificate, "Hazardous Substances" shall mean: any substance or material defined or designated as hazardous or toxic waste, hazardous or toxic material, a hazardous,


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials
toxic or radioactive substance, or other similar term, by any federal, state or local environmental statute, regulation, or ordinance presently in effect, as such statutes, regulations and ordinances may be amended from time to time, including but not limited to the statutes listed below:

Federal Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq.

Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, 49 U.S.C. Section 1801 et seq.

Federal Clean Air Act, 42 U.S.C. Sections 7401-7626.

Federal Water Pollution Control Act, Federal Clean Water Act of 1977, 33 U.S.C.
Section 1251 et seq.

Federal Insecticide, Fungicide, and Rodenticide Act, Federal Pesticide Act of 1978, 7 U.S.C. Paragraph 13 et seq.

Federal Toxic Substances Control Act, 15 U.S.C. Section 2601.

Federal Safe Drinking Water Act, 42 U.S.C. Section 300(f).

Arizona Environmental Quality Act, A.R.S. Section 36-3501 et seq.

         7. This Certificate shall be binding upon Landlord and its successors and assigns and it shall inure to the benefit of Tenant and its successors and assigns.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ____________, 1993.

                                     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an
                                     Iowa corporation


                                     BY:____________________________________

                                     _______________________________________
                                     Print Name

                                     Its____________________________________



-----------------                                             -----------------
Landlord Initials                                             Tenant Initials

                            RIDER TO LEASE AGREEMENT
                             LEASE AGREEMENT NUMBER:
                             DATE: FEBRUARY 5, 1993

         THIS RIDER TO LEASE AGREEMENT has been attached to that certain Lease Agreement (the "Lease") of even date herewith, by and between PRINCIPAL MUTUAL LIFE INSURANCE, an Iowa corporation as "Landlord" and CRAGAR INDUSTRIES, INC., a Delaware corporation, as "Tenant" and shall constitute an integral part thereof. In the event of a conflict between the terms and provisions of the Lease and this Rider, this Rider shall be deemed controlling.

1. The Premises include the buildings ("Buildings"), parking areas and other improvements that are shown on Exhibit A. Tenant has the exclusive right to use the Premises in accordance with this Lease and there are no common areas or jointly metered utilities. Landlord warrants that (i) it owns fee simple title to the Premises, (ii) also, to best of the Landlords knowledge, the Premises are subject to no liens or encumbrances, and (iii) there are no restrictive covenants with respect to the Premises that conflict with this Lease in any way or impair any of Tenant's rights hereunder with exception of the easements and parking agreement as noted below. The Premises also include a rail road spur track (the "Spur Track"). Tenant shall have no responsibility with respect to the Spur Track or enter into any obligation to maintain the Spur Track or enter into any agreements with the railroad company unless and until it elects to use the Spur Track. Landlord shall at its own cost and expense maintain, repair and replace the Spur Track in accordance with the requirements of the railroad company until such time as Tenant elects to use the Spur Track.

         The Premises are subject to the Easement and Parking Agreement, dated August 16, 1991, and recorded September 20, 1991 at No. 41-0438916, records of Maricopa County.

1.A. The term of the Lease shall commence on February 8, 1993; provided, however, that Tenant may, at its option, cancel this Lease and receive a prompt refund of any advance rent or security deposit if the City of Phoenix refuses to issue a Certificate of Occupancy for the Premises following Tenants diligent pursuit of same.

2.B. The balance of the security deposit shall be applied by Landlord against the purchase price of the Premises should Tenant exercise its right to purchase the Premises under either paragraph 28 or 29 of Addendum One.

3.A. Landlord shall provide to Tenant copies of all real estate tax bills or other invoices that may be payable by Tenant under this Lease within ten (10) days after receipt by Landlord.

3.D. Landlord shall join in any appeal of real estate taxes or assessments with respect to the Property that Tenant shall elect to make and Landlord shall, within ten (10) days after demand by Tenant, execute such petitions or other filings that may be necessary with respect thereto provided


-----------------                                             -----------------
Landlord Initials                                             Tenant Initials
however that the Tenant bears all cost associated with such appeals including but not limited to consultant fees.

4.A. Landlord's responsibility for governmental laws as they pertain ____________ regulations shall be limited to compliance on the exterior of the building, up to, but not including doors and entryways.

6. Landlord grants Tenant the right to make all necessary repairs and improvements to the Premises from time to time during the term of this Lease that may be necessary for Tenant's operation excluding any structural repairs/improvements which must be approved by Landlord in writing; provided that all such repairs and improvements are done so in a good and workmanlike manner, according to all applicable building codes and at Tenant's sole expense.

7. Landlord grants Tenant the right to use all signs on or about the Premises that it elects, from time to time, provided that it complies with all laws and repairs any damage to the Premises caused by their installation or removal.

11.A. Tenant may terminate this Lease upon written notice of material damage to or destruction of the Premises that substantially impairs Tenant's ability to operate in and from the premises if such damage or destruction cannot reasonably be repaired within 90 days and provided that the Landlord is not able to accommodate Tenants operation in another facility.

15.A. Landlord's consent to any assignment or subletting shall not be unreasonably withheld or delayed. However, it shall not be deemed unreasonable for Landlord to base such a decision on the financial strength of subletting Tenant or the proposed use of such Tenant.

16. Wherever appearing in this paragraph, "80% of the Premises" is revised to refer to "25% of the parking, driveway or pedestrian areas or any part of the Buildings provided that however that the Landlord is given the opportunity to restore or modify the premises such that no major business interruptions shall be incurred by Tenant." If by reason of any condemnation the Lease is not terminated, Landlord shall promptly and at its expense restore the remainder of the Premises to its condition immediately preceding the taking.

20.H. The last 2 sent shall not apply to any subsequent owner of the premises and is restricted to Principal Mutual Life Insurance Company of ownership.

20.I. From time to time, upon Tenant's request, Landlord shall subordinate its lien with respect to any of Tenant's furniture, fixtures, equipment, inventory and other personal property located in or about the Premises to the liens and security interests of Tenant's lender provided that such requests will be issued on a form acceptable to Landlord & proposed that such requests be limited to 1 year (12 months).

21. Any subordination of this Lease shall be on condition that the mortgagee agrees to recognize this Lease and not disturb Tenant's occupancy of the Premises so long as Tenant duly performs its obligations hereunder.



-----------------                                             -----------------
Landlord Initials                                             Tenant Initials

28. Landlord and Tenant shall execute in a form agreeable to Landlord, and Tenant shall cause to be recorded, a Memorandum of this Lease and the Purchase Option and the First Right of Refusal that is referred to in paragraph 29 hereof.

29. The notice to Tenant shall include a copy of the purchase contract and the price to Tenant shall be calculated by deducting any sales commission that is provided for in the purchase contract. If Tenant does not elect to purchase, Landlord shall sell the Premises in strict accordance with the terms and conditions stated in the purchase contract.

EXECUTED BY LANDLORD, this 5 day of February, 1993.

LANDLORD:                         TENANT:

PRINCIPAL MUTUAL LIFE INSURANCE       CRAGAR INDUSTRIES, INC., a Delaware
COMPANY, an Iowa Corporation          Corporation

BY:  Randall C. Mundt                 BY:  Bill Barvitski
   -------------------------------       --------------------------------

Randall C. Mundt                      Bill Barvitski
----------------------------------    -----------------------------------
Print Name                            Print Name

Its  Director                         Its  Vice President
     Commercial Real Estate
   -------------------------------       --------------------------------


BY:  Kurt D. Schaeffer
   -------------------------------

Kurt D. Schaeffer
----------------------------------
Print Name

Its Assistant Director & Secretary
    Real Estate Equity Asset Mngt.
   -------------------------------


EXECUTED BY TENANT, this 5 day of February, 1993.

LANDLORD:                         TENANT:

PRINCIPAL MUTUAL LIFE INSURANCE       CRAGAR INDUSTRIES, INC., a
COMPANY, An Iowa Corporation          Delaware Corporation

BY:  Randall C. Mundt                 BY:  Bill Barvitski
   -------------------------------       --------------------------------

Randall C. Mundt                      Bill Barvitski
----------------------------------    -----------------------------------
Print Name                            Print Name

Its  Director                         Its  Vice President
     Commercial Real Estate
   -------------------------------       --------------------------------


BY:  Kurt D. Schaeffer
   -------------------------------

Kurt D. Schaeffer
----------------------------------
Print Name

Its Assistant Director & Secretary
    Real Estate Equity Asset Mngt.
   -------------------------------

                                   EXHIBIT "C"

Tenant Improvements:

1. The Premises are to be delivered to Tenant in an "as is" condition with exception of the items listed below.

2. Landlord, at its expense, shall, within thirty (30) days after date hereof, cause all mechanical, HVAC, evaporative coolers, and plumbing, to be in fully operational condition at the commencement of the term (including but not limited to landscape sprinkler system, building fire sprinkler system, man doors, rail doors, dock doors, outside lighting, inside lighting, mechanical dock levelers, exhaust vents over dock doors, any broken glass, and repair damage extruded curbing).

3. Tenant shall paint the exterior of the Building, and Landlord shall reimburse one-half of the cost thereof, within ten (10) days, after presentation of an invoice therefore.

4. Landlord shall, at its expense, repair the roof of the Building, which repair shall commence within fourteen (14) days after date of the Lease, and be completed within 60 days thereafter, or as soon as possible.



-----------------                                             -----------------
Landlord Initials                                             Tenant Initials

                                        4